EXHIBIT 10

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     ARVINMERITOR RECEIVABLES CORPORATION, a Delaware Corporation (“Borrower”), ARVINMERITOR, INC., an Indiana corporation, in its capacity as the initial Collection Agent and Performance Guarantor (together with its successors, “ArvinMeritor”), the financial institution(s) listed on the signature pages hereof (each individually a “Lender” and collectively “Lenders”) and ALLY COMMERCIAL FINANCE LLC, f/k/a GMAC Commercial Finance LLC, a Delaware limited liability company, as Agent and Lender, enter into this Third Amendment to Loan and Security Agreement on February 24, 2011.

BACKGROUND

     A. Borrower, ArvinMeritor, Agent and Lenders are parties to a Loan and Security Agreement dated as of September 8, 2009 (as amended from time to time, the “Loan Agreement”) and related agreements and documents. All capitalized terms used in this Amendment but not otherwise defined have the meanings given in the Loan Agreement and references to “Sections” are intended to refer to sections of the Loan Agreement.

     B. The parties are entering into this Amendment to clarify a definition in the Loan Agreement.

     In consideration of the foregoing, and the respective agreements, warranties and covenants in this Amendment, the parties agree as follows:

TERMS AND CONDITIONS

1. AMENDMENT.

     The definition of Status in Section 1 is amended to read as follows effective as of the Effective Date (as that term is defined in the First Amendment to Loan and Security Agreement dated October 14, 2010):

“Status” means Level 1 Status, Level 2 Status, Level 3 Status, Level 4 Status or Level 5 Status. If a split occurs between the Applicable Moody’s Rating and the Applicable S&P Rating that is greater than one ratings category, then the Status will be determined with respect to the combination of (i) the higher of such ratings and (ii) the rating of the other ratings service that is one ratings category above the ratings category reported by such other ratings service.

For purposes of application of the above amendment, the Date of Determination for the recent change in the Applicable Moody's Rating will be the date Agent receives all signatures to both this Amendment and Exhibit A.

2. CONDITION PRECEDENT.

     This Amendment will not be of any force or effect unless Agent receives a fully executed copy of the Officer's Certificate in the form of Exhibit A.

3. ACKNOWLEDGEMENTS.

     3.1 Acknowledgment of Liens. Borrower hereby acknowledges, confirms and agrees that Agent, for the benefit of Lenders, has and will continue to have valid, enforceable and perfected first-priority Liens upon and in the Collateral heretofore granted to Agent pursuant to the Loan Documents or otherwise granted to or held by Agent and Lenders.

     3.2 Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent and Lenders by Borrower, and each is and will remain in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms (except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief and other equitable remedies are subject to the discretion of the court before which any proceeding therefore may be brought), and Borrower has no valid defense to the enforcement of such obligations, and (c) subject to the terms and provisions of this Amendment, Agent and Lenders are and will be entitled to the rights, remedies and benefits provided for under the Loan Documents and applicable law.

4. REPRESENTATIONS AND WARRANTIES.

Borrower hereby represents and warrants to Agent and Lenders, that:

     a. There is no Default or Event of Default currently in existence;

     b. The representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;

     c. This Amendment has been duly authorized, executed and delivered to Agent by Borrower, is enforceable in accordance with its terms and is in full force and effect;

     d. The execution, delivery and performance of this Amendment or any other agreement in connection herewith by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

5. MISCELLANEOUS.

     5.1 Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment will govern and control. The Loan Agreement and this Amendment will be read and construed as one agreement.

     5.2 Successors and Assigns. This Amendment will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     5.3 Entire Agreement. This Amendment constitutes the entire understanding of the parties in connection with the subject matter of this Amendment. This Amendment may only be modified or amended in a writing signed by all parties.

     5.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment will survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any Lender or any closing will affect the representations and warranties or the right of Agent and Lenders to rely upon them.

     5.5 Costs and Expenses. Without limiting and in addition to Agent and any other Lender's other rights to reimbursement under the Loan Documents, Borrower agrees to pay to Agent (a) all reasonable fees and disbursements of any counsel to Agent or any Lender connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby and (b) reasonable out-of-pocket expenses which will at any time be incurred or sustained by Agent as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.

     5.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Amendment.

     5.7 Counterparts. This Amendment and all other documents and agreements provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto and/or thereto on the same or separate counterparts, and each such counterpart, when executed and delivered, will be deemed an original, but all such counterparts will together constitute but one and the same agreement or document, as applicable.

     5.8 Reviewed by Attorneys. Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

[Signatures continued on next page]

[Signature page to Third Amendment to Loan and Security Agreement dated February 24, 2011]

ALLY COMMERCIAL FINANCE LLC, as Agent and Lender

By:	/s/ George Grieco
	Name:	George Grieco
	Title:	Managing Director

WELLS FARGO BANK, NA

By:	/s/ Eero Maki
	Name:	Eero Maki
	Title:	Senior Vice President

COLE TAYLOR BANK

By:	/s/ Richard A Simons
	Name:	Richard A Simons
	Title:	Group Senior Vice President

ARVINMERITOR RECEIVABLES CORPORATION

By:	/s/ Kevin Nowlan
Kevin Nowlan, President and Treasurer

ARVINMERITOR, INC.

By:	/s/ Jeffrey Craig
Jeffrey Craig
Senior Vice President and
Chief Financial Officer

EXHIBIT A

OFFICER'S CERTIFICATE

     The undersigned, the Assistant Secretary of ArvinMeritor Receivables Corporation (the "Borrower") and Secretary of ArvinMeritor, Inc. (“ArvinMeritor”) certifies to Ally Commercial Finance LLC ("Agent") as follows:

1.	Borrower and ArvinMeritor have requested that Agent and Lenders amend the Loan and Security Agreement dated September 8, 2009 as provided in the Third Amendment to Loan and Security Agreement set forth above (the "Amendment ").

2.	No further approvals or authorizations are necessary for Borrower and ArvinMeritor to execute the Amendment.

/s/ Barbara Novak
Print Name:	Barbara Novak

Dated: February 24, 2011